Exhibit 10.19

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) dated as of December 13, 2016, by and among THE E.W. SCRIPPS COMPANY, an Ohio corporation (the “Borrower”), the existing lenders signatory hereto that are party to the Credit Agreement referred to below (including each signatory to a Consent (as defined below))(each an “Existing Lender” and collectively, the “Existing Lenders”), SUNTRUST BANK, as administrative agent for the Lenders (the “Administrative Agent”) as issuing bank and as swingline lender, and the Additional Tranche B Term Loan Lender (as hereinafter defined).
WITNESSETH:
WHEREAS, the Borrower, the Administrative Agent and the Existing Lenders are parties to that certain Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of April 1, 2015 (as amended by that certain First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of September 11, 2015, as the same may be further restated, amended and restated, supplemented, extended, refinanced or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, on the date hereof, the Borrower, the Administrative Agent and the Existing Lenders desire to amend the Credit Agreement to, among other things, create the Tranche B Term Loans (as defined in Section 2 below), the proceeds of which will be used to repay in full the principal amount of the Term Loans outstanding under the Credit Agreement prior to the effectiveness of this Amendment (the “Existing Term Loans”) in accordance with the terms and conditions hereof;

WHEREAS, upon the effectiveness of this Amendment, each Lender that shall have executed and delivered a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent”) indicating the “Cashless Settlement Option” (each, a “Cashless Option Lender”) shall be deemed to have exchanged all of its Existing Term Loans for Tranche B Term Loans in the same aggregate principal amount as such Lender’s Existing Term Loans as of the Second Amendment Effective Date and prior to giving effect to this Amendment, and such Lenders shall thereafter become Tranche B Term Loan Lenders in accordance with the provisions hereof;

WHEREAS, upon the effectiveness of this Amendment, the Additional Tranche B Term Loan Lender will make Additional Tranche B Term Loans (as defined in Section 2 below) to the Borrower, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Existing Term Loans that are not exchanged for Tranche B Term Loans, as well as to prepay Existing Term Loans from Lenders that execute and deliver a Consent indicating the “Post-Closing Settlement Option” (each, a “Post-Closing Option Lender ”), and the Borrower shall pay to each Lender all accrued and unpaid interest through, but not including, the Second Amendment Effective

Date with respect to the Existing Term Loans; and

WHEREAS, the parties hereto are willing to amend the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows.
Section 1.    Definitions. Except as otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2.    Amendments to Credit Agreement. Effective on the Second Amendment Effective Date and subject to the satisfaction of the terms and conditions set forth herein:
(a)    The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Additional Tranche B Term Loan Commitment” shall mean, with respect to the Additional Tranche B Term Loan Lender, the commitment of such Additional Tranche B Term Loan Lender to make Additional Tranche B Term Loans on the Second Amendment Effective Date in an amount equal to $25,528,339.88.

“Additional Tranche B Term Loan Lender” shall mean Wells Fargo Bank, National Association, in its capacity as Lender of Additional Tranche B Term Loans.

“Additional Tranche B Term Loan” has the meaning set forth in Section 2.2(b)(ii).

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Cashless Option Lender” shall mean each Lender that has executed and delivered a Consent indicating the “Cashless Settlement Option.”

“Closing Date Term Loan Commitment” shall mean the amount set forth on Schedule II to this Agreement as the amount of a 2015 Term Loan Lender's commitment to make a Term Loan to the Borrower on the Closing Date. As of the Closing Date, the aggregate Closing Date Term Loan Commitments equal $200,000,000.

“Consent” shall mean a Consent to Second Amendment substantially in the form of Exhibit A attached thereto.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Existing Term Loans” has the meaning provided in Section 2.2(a).

“Non-Exchanging Lender” shall mean each Lender holding Existing Term Loans on the Second Amendment Effective Date that (i) did not execute and deliver a Consent on or prior to the Second Amendment Effective Date or (ii) is a Post-Closing Option Lender.

“Post-Closing Option Lender” shall mean each Lender that executed and delivered a Consent indicating the “Post-Closing Settlement Option.”

“Second Amendment” shall mean the Second Amendment to this Agreement, dated as of the Second Amendment Effective Date.

“Second Amendment Effective Date” shall mean December 13, 2016, which is the first Business Day on which all of the conditions precedent set forth in Section 5 of the Second Amendment have been satisfied or waived and the Tranche B Term Loans are funded or deemed funded through a cashless settlement pursuant to Section 2.2(b), as applicable.

“Tranche B Term Loan” shall mean, collectively, (i) Existing Term Loans exchanged for a like principal amount of Tranche B Term Loans pursuant to Section 2.2(b)(i)  and (ii) each Additional Tranche B Term Loan made pursuant to

Section 2.2(b)(ii), in each case on the Second Amendment Effective Date.

“Tranche B Term Loan Commitment” shall mean the Additional Tranche B Term Loan Commitment and the Tranche B Term Loan Exchange Commitments. After giving effect to Second Amendment, on the Second Amendment Effective Date, the aggregate amount (which includes, in the case of the Tranche B Term Loan Exchange Commitments, the aggregate principal amount to be exchanged) of the Tranche B Term Loan Commitments shall be $391,500,000.00.

“Tranche B Term Loan Exchange Commitment” shall mean the agreement of a Lender to exchange its Existing Term Loans for an equal aggregate principal amount of Tranche B Term Loans on the Second Amendment Effective Date, as evidenced by such Lender executing and delivering its Consent and indicating the “Cashless Settlement Option.”

“Tranche B Term Loan Lender” shall mean, collectively, (i) each Lender that executes and delivers a Consent and indicates the “Cashless Settlement Option” prior to the Second Amendment Effective Date, (ii) the Additional Tranche B Term Loan Lender and (iii) after the Second Amendment Effective Date, each Lender with an outstanding Tranche B Term Loan.

“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)    The definition of “Applicable Margin” is hereby amended by deleting clause (a) thereof and substituting in lieu thereof the following new clause (a):

“(a) with respect to all Term Loans outstanding on such date, (X)(i) on and after the Closing Date and prior to the Second Amendment Effective Date, 1.75% per annum on Base Rate Loans and (ii) on and after the Second Amendment Effective Date, 1.50% per annum on Base Rate Loans and (Y)(i) on and after the Closing Date and prior to the Second Amendment Effective Date, 2.75% per annum with respect to Eurodollar Loans and (ii) on and after the Second Amendment Effective Date, 2.50% per annum with respect to Eurodollar Loans and”.

(c)    The definition of “Defaulting Lender” is hereby amended by deleting the word “or” immediately preceding clause (d)(ii) thereof and replacing it with a comma and adding the adding the words “or (iii) become the subject of a Bail-in Action” immediately prior to the proviso contained therein.

(d)    The definition of “Repricing Transaction” is hereby amended and restated in its entirety as follows:

“Repricing Transaction” shall mean (a) any prepayment or repayment of Tranche B Term Loans (or any portion thereof), with the proceeds of, or any conversion of Tranche B Term Loans (or any portion thereof) into, any new or replacement tranche of term loans (including any New Term Loans) bearing interest with an “effective yield” (taking into account, for example, upfront fees, interest rate spreads, interest rate benchmark floors and original issue discount, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders of such new or replacement loans) less than the “effective yield” applicable to the Tranche B Term Loans (as such comparative yields are determined in the reasonable judgment of the Administrative Agent consistent with generally accepted financial practices) and (b) any amendment and/or modification (including pursuant to a replacement of a Tranche B Term Loan pursuant to Section 10.2(b)) to the Tranche B Term Loans which reduces the “effective yield” applicable to the Tranche B Term Loans, but in either case (A) not if such prepayment, repayment, amendment or modification is made in connection with a Change in Control transaction and (B) only if the primary purpose of such prepayment, repayment, amendment or modification is to refinance the Tranche B Term Loans at a lower “effective yield”. For purposes of the foregoing, “effective yield” per annum, shall mean, as of any date of determination, the sum of (i) the higher of (A) the Adjusted LIBO Rate on such date for a deposit in Dollars with a maturity of one month and (b) the Adjusted LIBO Rate floor, if any, with respect thereto as of such date, (ii) the interest rate margins as of such date (with such interest rate margin and interest spreads to be determined by reference to the Adjusted LIBO Rate) and (iii) the amount of the original issue discount and upfront fees thereon (converted to yield assuming a four-year average life and without any present value discount).

(e)    The definition of “Term Loan Commitment” is hereby amended and restated in its entirety as follows:

“Term Loan Commitment” shall mean (a) the Closing Date Term Commitment, (b) the Tranche B Term Loan Commitment, or (c) any New Term Loan Commitment of a New Term Loan Lender to make New Term Loans to the Borrower, in each case, as the context may require. Upon the effectiveness of the Second Amendment and immediately after giving effect thereto, the Tranche B Term Loan Commitments shall be deemed terminated in full, and all Existing Term Loans paid in full from the proceeds of the Tranche B Term Loans.

(f)    The definition of “Term Loan” is hereby amended and restated in its entirety as follows:

“Term Loan” shall mean, as the context may require, (a) the Existing Term Loans, (b) the Tranche B Term Loans and (c) to the extent the Borrower exercises its right to (i) incremental facilities under Section 2.24 hereof, shall include each series of New Term Loans or (ii) extend Term Loans under Section 2.30 hereof, each tranche of Extended Term Loans.

(g)    The definition of “Term Loan Lender” is hereby amended and restated in its entirety as follows:

“Term Loan Lender” shall mean, (A) prior to the Second Amendment Effective Date, (i) each 2015 Term Loan Lender and (ii) each other Lender holding an outstanding Term Loan funded under the Existing Credit Agreement, and (B) after the Second Amendment Effective Date, (i) each Tranche B Term Loan Lender and (ii) each Lender holding an outstanding Tranche B Term Loan and/or a New Term Loan.

(h)    Section 2.2 of the Credit Agreement is hereby amended in its entirety to be replaced with the following:

Section 2.2    Term Loans.

(a)The parties hereto acknowledge that (i) “Term Loans” (as defined in the Existing Credit Agreement) in an aggregate principal amount of $200,000,000 were funded to the Borrower under the Existing Credit Agreement, (ii) additional Term Loans in an aggregate principal amount of $200,000,000 were funded to the Borrower by the 2015 Term Loan Lenders on the Closing Date pursuant to the terms of this Agreement and (iii) immediately prior to the Second Amendment Effective Date, the total outstanding principal amount of the Term Loans described in the preceding clauses (i) and (ii) (collectively, the “Existing Term Loans”) was $391,500,000.

(b)On the Second Amendment Effective Date, (i) each Cashless Option Lender agrees, severally, and not jointly, to exchange its Existing Term Loans for a like principal amount of Tranche B Term Loans, and (ii) the Additional Tranche B Term Loan Lender agrees to make additional Tranche B Term Loans (the “Additional Tranche B Term Loans”) to the Borrower in a principal amount not to exceed its Additional Tranche B Term Loan Commitment, and the Borrower shall prepay all Existing Term Loans of Non-Exchanging Lenders with the gross proceeds of the Additional Tranche B Term Loans.

(c)With respect to all Term Loans, (i) once prepaid or repaid, may not be reborrowed, (ii) such Term Loans may be, from time to time at the option of the Borrower, Base Rate Loans or Eurodollar Loans or a combination thereof in accordance with the terms and conditions hereof, in each case denominated in Dollars, provided that all Term Loans made as part of the same Term Borrowing shall consist of Term Loans of the same Type, (iii) such Term Loans shall be repaid in accordance with Section 2.9(c) and (iv) such Term Loans shall not exceed for any Lender at the time of incurrence thereof the aggregate principal amount of such

Lender’s Term Loan Commitment, if any.

(i)    Section 2.13(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)    The Borrower shall pay interest on each (i) Base Rate Loan at the Base Rate in effect from time to time, (ii) Eurodollar Revolving Loan, at the Adjusted LIBO Rate for the applicable Interest Period in effect for such Loan and (iii) Eurodollar Term Loan, at the Adjusted LIBO Rate for the applicable Interest Period in effect for such Loan, plus, in each case, the Applicable Margin, with respect to such Type and Class of Loan in effect from time to time.”

(j)    Section 2.14(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d)    The Borrower agrees to pay to the Administrative Agent for the account of each Term Loan Lender with outstanding Term Loans immediately prior to any Repricing Transaction occurring on or prior to the 6-month anniversary of the Second Amendment Effective Date (including each Term Loan Lender that withholds its consent to such Repricing Transaction and is replaced pursuant to Section 2.26(d)), a fee in an amount equal to 1.0% of the aggregate principal amount of such Lender’s outstanding Term Loans immediately prior (and subject) to such Repricing Transaction, which fee shall be due and payable upon the effectiveness of such Repricing Transaction.”

(k)    The following shall be added as a new Section 10.17 to the Credit Agreement:

Section 10.17    Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)the effects of any Bail-in Action on any such liability, including, if applicable:

(i)     a reduction in full or in part or cancellation of any such liability;

(i)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(ii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 3.    Consents and Waivers.  Each Tranche B Term Loan Lender hereby consents to an Interest Period beginning on the Second Amendment Effective Date and ending on December 31, 2016, in respect of the Borrowing or exchange into Tranche B Term Loans, which shall initially constitute Eurodollar Loans, on the Second Amendment Effective Date.  The Lenders party hereto waive the payment of any breakage loss or expense under Section 2.19 of the Credit Agreement in connection with the exchange of Existing Term Loans into Tranche B Term Loans.  The Lenders party hereto waive any notice of prepayment of the Existing Term Loans on the Second Amendment Effective Date that would otherwise be required pursuant to Section 2.11 of the Credit Agreement.

Section 4.    Credit Agreement Governs.  Except as set forth in this Amendment, the Tranche B Term Loans shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Lenders, of the Credit Agreement and the other Loan Documents and, from and after the Second Amendment Effective Date, each reference to a “Loan”, “Term Loan”, “Loans” or “Term Loans” in the Credit Agreement, as in effect on the Second Amendment Effective Date, shall be deemed to include the Tranche B Term Loans, each reference to a “Commitment” shall be deemed to include the “Tranche B Term Loan Commitment” and each reference to a “Lender” or “Lenders” in the Credit Agreement shall be deemed to include the Tranche B Term Loan Lenders, and other related terms will have correlative meanings mutatis mutandis. Except as otherwise expressly provided herein, the Tranche B Term Loans will have the same terms as the Term Loans currently outstanding under the Credit Agreement (before giving effect to this Amendment), including the same Term Loan Maturity Date.

Section 5.    Conditions Precedent to Effectiveness.  The effectiveness of this Amendment and the obligations of the Tranche B Term Loan Lenders to make the Tranche B Term Loans shall become effective on the Second Amendment Effective Date, which shall be the first Business Day on which the following conditions are satisfied or waived:

(i)the Administrative Agent (or its counsel) shall have received counterparts of this Amendment or Consent that, when taken together, bear the signatures of Lenders constituting the Required Lenders as well as signatures of (A) each Cashless Option Lender and each Post-Closing Option Lender, (B) the Administrative Agent, (C) the Additional

Tranche B Term Loan Lender and (D) the Borrower;

(ii)the Administrative Agent shall have received a Notice of Borrowing for the Additional Tranche B Term Loans (whether in writing or by telephone) in accordance with the Credit Agreement;

(iii)the Borrower shall have paid in full all accrued and unpaid interest owing in respect of the Existing Term Loans as of the Second Amendment Effective Date;

(iv)the Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:

(A)a favorable opinion of counsel for the Borrower, in form and substance reasonably satisfactory to the Second Amendment Arrangers (as defined below);

(B)a certificate from a Responsible Officer of the Borrower dated as of the Second Amendment Effective Date, and attaching the documents referred to in clause (C) below;

(C)the Administrative Agent shall have received (i) confirmation that the Board of Directors of the Borrower has authorized and approved (a) the execution, delivery and performance of this Amendment  (and any agreements relating hereto) to which it is a party and (b) the extensions of credit contemplated hereunder, certified as of the Second Amendment Effective Date by its secretary, an assistant secretary or a Responsible Officer and (ii) a good standing certificate as of a recent date from the applicable Governmental Authority of the Borrower’s jurisdiction of incorporation;

(D)before and after giving effect to this Amendment and the Borrowing of or exchange into the Tranche B Term Loans and to the application of any proceeds therefrom no Default or Event of Default shall exist;

(E)the Administrative Agent shall have received from the Borrower an Officer’s Certificate certifying as to compliance with the preceding clause (D); and

(F)the representations and warranties of each Loan Party set forth in Section 6 below shall be true and correct in all material respects; and

(v)the Administrative Agent shall have received the Reaffirmation of Obligations under Loan Documents attached to this Amendment (the “Reaffirmation”) duly executed by each of the Loan Parties; and

(vi)the fees in the amounts previously agreed in writing by Wells Fargo

Securities, LLC and SunTrust Robinson Humphrey, Inc. (the “Second Amendment Arrangers”) to be received on the Second Amendment Effective Date and all reasonable and documented or invoiced out-of-pocket costs and expenses (including the reasonable fees, charges of a single counsel to the Second Amendment Arrangers) incurred in connection with the transactions contemplated hereby for which invoices have been presented at least one (1) Business Day prior to the Second Amendment Effective Date shall, upon the Borrowing of the Tranche B Term Loans, have been, or will be substantially simultaneously, paid in full.

Section 6.    Representations and Warranties.  The Borrower represents and warrants to the Second Amendment Arrangers, the Administrative Agent and the Lenders that:

(a)Compliance with Laws, Etc. As of the Second Amendment Effective Date, the execution, delivery and performance by the Borrower of this Amendment (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, and except for filings required by applicable securities laws and regulations, which filings have been made or will be made on or prior to the date on which such filings are required to be made, (b) will not violate any Requirements of Law applicable to the Borrower or any Subsidiary or any judgment, order or ruling of any Governmental Authority, (c) will not violate or result in a default under any indenture, material agreement or other material instrument binding on the Borrower or any Subsidiary or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any Subsidiary and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any Subsidiary, except Liens (if any) created under the Loan Documents.
(b)No Default. As of the Second Amendment Effective Date, no Default or Event of Default has occurred and is continuing, nor will any exist immediately after giving effect to this Amendment.
(c)Representations and Warranties in Credit Agreement. All representations and warranties set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof except for those that expressly relate to a prior date.
(d)Execution, Delivery and Performance. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, and the execution, delivery and performance by the Borrower of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower’s charter or by-laws or (ii) violate the law or any material contractual restriction binding on the Borrower.
(e)Validity. This Amendment (and the Credit Agreement, as amended hereby), constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.
(f)    Reaffirmation. The signatories to the Reaffirmation represent all Persons who are, or are required to be, Loan Parties (other than the Borrower) as of the date hereof.
Section 7.    No Other Amendments.  This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous agreements relating to the subject matter hereof. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of the Administrative Agent and the Lenders or any of the other Loan Documents as in effect prior to the date hereof, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. The Borrower acknowledges and expressly agrees that the Administrative Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents. The Borrower has no knowledge of any challenge to the Administrative Agent’s or any Lender’s claims arising under the Loan Documents, or to the effectiveness of the Loan Documents.

Section 8.    Release. In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower accepts and agrees to each provision of this Amendment and the Borrower hereby releases, acquits, and forever discharges the Administrative Agent, each of the Lenders, and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative and attorney of the Administrative Agent or any Lender, from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which the Borrower may have or claim to have arising out of or connected with any act or omission of the Administrative Agent or any Lender existing or occurring prior to the date of this Amendment, including, without limitation, any claims, liabilities or obligations arising with respect to the Credit Agreement, the other Loan Documents or the transactions contemplated thereby.

Section 9.    Further Assurances. The Borrower agrees to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith and therewith.

Section 10.    References to the Credit Agreement. Each reference to the Credit Agreement in any of the Loan Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement taking into account the terms of this Amendment.

Section 11.    Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
Section 12.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

 Section 13.    Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

Section 14.    Counterparts.  This Amendment may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall be binding upon all parties, their successors and assigns.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or e-mail (including in a “.pdf” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 15.    No Novation. Nothing in this Amendment or in any of the transactions contemplated hereby is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations of the Borrower under the Credit Agreement or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.

Section 16.    Severability.  Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

Section 17.    Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

Section 18.    Joint Lead Arrangers. Wells Fargo Securities, LLC and SunTrust Robinson Humphrey, Inc. are “Joint Lead Arrangers” and “Joint Bookrunners” for this Amendment and Wells Fargo Bank, National Association is “Syndication Agent” for this Amendment. The Borrower and each Lender hereby agree that none of Wells Fargo Securities, LLC and SunTrust Robinson Humphrey, Inc., as Joint Lead Arrangers and Joint Bookrunners, and Wells Fargo Bank, National Association, as Syndication Agent, in each case in their capacities as such, shall have any duties or obligations hereunder or under any Loan Documents to the Borrower or to any Lender.

[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement to be executed as of the date first above written.
BORROWER:
THE E.W. SCRIPPS COMPANY

By:    /s/ Timothy M. Wesolowski

Name: Timothy M. Wesolowski

Title:	Senior Vice President and Chief Financial Officer

[Signatures Continue on Following Pages]

LENDERS:

SUNTRUST BANK, as Administrative Agent, as a Lender, as Swingline Lender and as Issuing Bank

By: /s/ Cynthia W. Burton
Name: Cynthia W. Burton
Title: Director

[Signature Page to Second Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Kyle R. Holtz
Name: Kyle R. Holtz
Title: Director

[Signature Page to Second Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

ROYAL BANK OF CANADA, as a Lender

By: /s/ Alfonse Simone
Name: Alfonse Simone
Title: Authorized Signatory

[Signature Page to Second Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Tracy Martinov
Name: Tracy Martinov
Title: Authorized Signatory

[Signature Page to Second Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

FIFTH THIRD BANK, as a Lender

By: /s/ Suzanne M. Rode
Name: Suzanne M. Rode
Title: Managing Director

[Signature Page to Second Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

PNC BANK, NATIONAL
ASSOCIATION, as a Lender

By: /s/ Jeffrey P. Fisher
Name: Jeffrey P. Fisher
Title: Vice President

[Signature Page to Second Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Stacey Martin
Name: Stacey Martin
Title: Vice President

[Signature Page to Second Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

EXHIBIT A
to Second Amendment

CONSENT TO SECOND AMENDMENT

CONSENT (this “Consent”) to Second Amendment (“Amendment”) to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 1, 2015 (as further amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified from time to time, the “Credit Agreement”), by and among The E.W. Scripps Company, an Ohio corporation (the “Borrower”), the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), and SunTrust Bank, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

Existing Lenders of Existing Term Loans.  The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

□	to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender into a Tranche B Term Loan in a like principal amount.

Post-Closing Settlement Option

□
to have 100% of the outstanding principal amount of the Existing Term Loans held by such Lender prepaid on the Second Amendment Effective Date and purchase by assignment the principal amount of Tranche B Term Loans committed to separately by the undersigned.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the ____ of December, 2016.

     ____________________________________,
     as a Lender (type name of the legal entity)

     By:
     Name:     _______________________________
     Title:      _______________________________
     If a second signature is necessary:

     By:
     Name:     _______________________________
     Title:      _______________________________

Name of Fund Manager (if any):    _______________________________

REAFFIRMATION OF OBLIGATIONS UNDER LOAN DOCUMENTS

Each of the undersigned hereby expressly acknowledges the terms of the Amendment (as defined below) and reaffirms the covenants, agreements and its continuing obligations (including its guarantee) owing to the Administrative Agent and each Lender under each Loan Document to which such Person is a party and agrees that, except as provided in the foregoing Second Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement (the “Amendment”), the following shall not in any way affect the validity and enforceability of any such Loan Document, or reduce, impair or discharge the obligations of or Collateral given by such Person thereunder: (a) the departure from the terms of the Credit Agreement pursuant to the terms of the Amendment; or (b) any of the other transactions contemplated by the Amendment. Without limiting the generality of the foregoing, the Security Documents to which each of the Loan Parties is a party and all of the Collateral do, and shall continue to, secure payment of all of the Obligations.

Each of the undersigned further agrees (i) that references contained in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement, taking into account the terms of the Amendment and (ii) that each of the Loan Documents to which it is a party is and shall remain in full force and effect.

This reaffirmation shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law) of the State of New York.

[Signatures on Following Page]

IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Reaffirmation of Obligations under Loan Documents as of December 13, 2016.

Scripps Asia, Inc.
Scripps Media, Inc.
Scripps National Spelling Bee, Inc.
United Feature Syndicate, Inc.
KJRH Tulsa, LLC
KNXV Phoenix, LLC
KSHB Kansas City, LLC
WCPO Cincinnati, LLC
WEWS Cleveland, LLC
WFTS Tampa, LLC
WMAR Baltimore, LLC
WPTV West Palm Beach, LLC
WXYZ Detroit, LLC
KERO Bakersfield, LLC
KGTV San Diego, LLC
KMGH Denver, LLC
WRTV Indianapolis, LLC
Journal Holdings, Inc.
Scripps Broadcasting LLC
Scripps Broadcasting Holdings LLC (f/k/a Journal Broadcast Corporation)

By: /s/ Timothy M. Wesolowski
Name: Timothy M. Wesolwski
Title: SVP, Chief Financial Officer